Earnings per Share	12 Months Ended
Dec. 31, 2022
Earnings Per Share [Abstract]
Earnings per Share
24.	EARNINGS PER SHARE

For the years ended December 31, 2022, 2021 and 2020, earnings per share (“EPS”) was calculated as follows:

	Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2020
Basic EPS
Net income attributable to parent company as reported	3,960	2,000	1,106
Weighted average number of shares outstanding	905,606,885	904,332,429	894,578,477
Basic EPS	4.37	2.21	1.24
Diluted EPS
Net income attributable to parent company as reported	3,960	2,000	1,106
add-back interest expense, net of income tax effect	2	—	—
Net income attributable to parent company as adjusted	3,962	2,000	1,106
Weighted average shares outstanding	905,606,885	904,332,429	894,578,477
Dilutive effect of stock awards	6,789,662	9,107,124	8,860,216
Dilutive effect of convertible bonds	33,825,000	11,402,645	16,291,279
Number of shares used in calculating diluted EPS	946,221,547	924,842,198	919,729,972
Diluted EPS	4.19	2.16	1.20

On January 1, 2022, the Company adopted the new guidance on distinguishing liabilities from equity and EPS by applying the modified retrospective method, under which prior year periods are not restated.

Under the previous guidance, the Company applied the treasury stock method to determine the dilutive effect of convertible bonds as past experience, existing stated policies, and the contractual terms of the bonds provided a reasonable basis to expect that the settlement would include cash, shares, or a mix of both.

With the adoption of the new guidance, the treasury stock method is no longer admitted and the application of the if-converted method is mandatory to determine the dilutive effect of convertible bonds. The senior unsecured convertible bonds issued on August 4, 2020 are consequently fully dilutive, with the total underlying shares presented in the line “Dilutive effect of convertible bonds” of the table above for the year ended December 31, 2022.